UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09645

Columbia Funds Series Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	May 31, 2006

Date of reporting period:	May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Columbia Municipal Reserves

Annual report for the year ended
May 31, 2006

Columbia Connecticut Municipal Reserves
(formerly Galaxy Connecticut Municipal Money Market Fund)

Columbia Massachusetts Municipal Reserves
(formerly Galaxy Massachusetts Municipal Money Market Fund)

An investment in money market mutual funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market mutual funds.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Columbia funds.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

Columbia Management Advisors, LLC (CMA) is an SEC-registered investment advisor, an indirect wholly-owned subsidiary of Bank of America Corporation and part of Columbia Management Group, LLC.

Columbia funds are distributed by Columbia Management Distributors, Inc., member NASD and SIPC. Columbia Management Distributors, Inc. is part of Columbia Management and an indirect wholly-owned subsidiary of Bank of America Corporation.

The views expressed in the president's letter and portfolio commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's letter

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure—the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal1.

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800-345-6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended May 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued shareholders, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Table of contents

Economic update	3

Portfolio commentary

Columbia Connecticut Municipal Reserves	5

Columbia Massachusetts Municipal Reserves	7

Financial statements

Investment portfolios	9

Statements of assets and liabilities	14

Statements of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	21

Report of independent registered public accounting firm	28

Tax information	29

Fund governance	30

Important information about this report	32

Economic update

Summary

For the 12-month period ended May 31, 2006

•  Investment-grade bonds delivered negative returns, as measured by the Lehman Brothers Aggregate Bond Index.* High-yield bonds led the fixed-income markets, as measured by the Credit Suisse High Yield Index.**

-0.48%

Lehman Index

7.38%

Credit Suisse Index

•  Despite volatility, the broad stock market, as measured by the S&P 500 Index,† returned 8.64%. Small-cap growth stocks were the period's best performers within the US stock market, as measured by the Russell 2000 Growth Index.††

8.64%

S&P 500 Index

18.22%

Russell Index

The US economy fired on all cylinders during the 12-month period that began June 1, 2005 and ended May 31, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.6% as job growth and a strong housing market provided strong support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Late last summer, hurricanes Katrina and Rita devastated the Gulf Coast, disrupting the flow of energy products and leaving millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.7% in the fourth quarter.

In the first half of 2006, the economy regained considerable momentum. GDP growth rebounded to 5.3%. Yet, the once strong housing market began to show signs of slowing. After months of steady rebound, consumer confidence took a dive in May as Americans grew apprehensive about the economy—in general—and the labor market—in particular. And inflation edged higher as record-high energy prices took a bigger bite out of household budgets.

After a solid start, bond market sputters

The US bond market delivered positive, but modest returns for the first half of the period, then came to a standstill as interest rates moved higher across the maturity spectrum. The yield on the 10-year US Treasury note, a bellwether for the bond market, rose more than one full percentage point and ended the period at 5.13%. In this environment, the Lehman Brothers Aggregate Bond Index returned negative 0.48% for the 12-month period. High-yield bonds led the fixed income markets. The Credit Suisse High Yield Index returned 7.38%.

Eight short-term rate hikes—and more to come?

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 3.00% to 5.00% in eight consecutive one-quarter point increases. In the

*  The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

**  The Credit Suisse High Yield Index is a broad-based index that tracks the performance of high-yield bonds. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

†  The S&P 500 Index is an index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

††  The Russell 2000 Growth Index, an index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Economic update (continued)

wake of hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, outgoing Fed Chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and the Fed, under new chairman Ben Bernanke, continued to raise short-term interest rates through the end of the period.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index—a broad measure of large-company stock market performance—returned a respectable 8.64% for this reporting period. Small- and mid-cap stocks did even better. The Russell 2000 Growth Index and the Russell 2000 Value Index1 both returned 18.22%. Energy stocks led the US stock market as commodity prices continued to climb. Foreign stock markets generally did better than the US market. The MSCI EAFE Index2, which tracks stock market performance in industrialized countries outside the United States, returned 28.24%.

1The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2The MSCI EAFE Index (Europe, Australasia, Far East) is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Columbia Connecticut
Municipal Reserves

(formerly Galaxy Connecticut Municipal Money Market Fund)

Portfolio Manager commentary*

Investment Objective

The fund seeks to provide current income exempt from federal income tax and the Connecticut state income tax on individuals, trusts and estates.

Summary

•  For the 12-month period ended May 31, 2006, the fund's Retail A shares returned 2.43% without sales charge. G-Trust shares returned 2.52%.

•  The fund's performance was higher than the 2.15% average return of the Lipper Connecticut Tax-Exempt Money Market Funds category.

•  A heavy allocation to variable rate demand notes (VRDNs) aided the fund's performance.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Portfolio Manager's Report

For the 12-month period ended May 31, 2006, Columbia Connecticut Municipal Reserves Retail A shares returned 2.43% without sales charge. The fund's G-Trust shares returned 2.52%. The fund outperformed the average return of the Lipper Connecticut Tax-Exempt Money Market Funds category, which was 2.15%.1 We believe that the fund had a lower weighted average maturity than the average fund in its peer group, which helped it take advantage of higher rates as they became available.

Fed action drove money market yields higher

The Fed raised the federal funds rate, a key short-term interest rate, eight times during the reporting period. We positioned the fund to take advantage of rising short-term rates by maintaining a heavy allocation in variable rate demand notes (VRDNs). Because VRDN coupons reset daily or weekly, the fund's yield continued to rise in line with the market. VRDNs were also relatively cheap because a lot of new supply flowed into the market nationwide. Even though there was not a lot of new supply in Connecticut, the state's VRDNs benefited from the national trend toward higher yields.

Healthy growth for Connecticut economy

After several years of declining revenues from personal and corporate income tax, capital gains and other stock market-related income, Connecticut's economy has sustained a healthy rate of growth over the past two years. Connecticut is one of the wealthiest states in the nation, by several different measures, and its underlying economic resources remain strong. However, much of the state's employment base is tied to Wall Street and the financial services sector and, as such, is vulnerable to market cycles.

Eyes on the Fed

The fund remains positioned for higher short-term rates. However, after 16 rate hikes, which have brought the federal funds rate from 1.0% to 5.0%, we believe that the Fed is closer to the end of its current cycle than it was a year ago. In that regard, we will continue to watch the Fed for signs that it is ready for a shift in policy. At that point we would reconsider our current strategy and could reposition the fund.

Kelly Mainelli has managed Columbia Connecticut Municipal Reserves since November 2005, and has been with the advisor or its predecessors or affiliate organizations since 2002.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustments for the effect of sales loads.

Columbia Connecticut
Municipal Reserves

(formerly Galaxy Connecticut Municipal Money Market Fund)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

12/01/05-05/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Retail A Shares	1,000.00	1,000.00	1,014.56	1,023.44	1.51	1.51	0.30
G-Trust Shares	1,000.00	1,000.00	1,015.06	1,023.93	1.00	1.01	0.20

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

Columbia Massachusetts
Municipal Reserves

(formerly Galaxy Massachusetts Municipal Money Market Fund)

Portfolio Manager commentary*

Investment Objective

The fund seeks to provide current income exempt from federal income tax and the income tax imposed by the Commonwealth of Massachusetts.

Summary

•  For the 12-month period ended May 31, 2006, the fund's Retail A shares returned 2.47% without sales charge. G-Trust shares returned 2.54%.

•  The fund's performance was higher than the 2.28% average return of the Lipper Massachusetts Tax-Exempt Money Market Funds Category.

•  A heavy allocation to variable rate demand notes (VRDNs) helped the fund outpace its peer group.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Portfolio Manager's Report

For the 12-month period ended May 31, 2006, Columbia Massachusetts Municipal Reserves Retail A shares returned 2.47% without sales charge. The fund's G-Trust shares returned 2.54%. The fund outperformed the average return of the Lipper Massachusetts Tax-Exempt Money Market Funds Category, which was 2.28%.1 We believe that the fund had a lower weighted average maturity than the average fund in its peer group, which helped it take advantage of higher rates as they became available.

Fed action drove money market yields higher

The Fed raised the federal funds rate, a key short-term interest rate, eight times during the reporting period. We positioned the fund to take advantage of rising short-term rates by maintaining a heavy allocation in variable rate demand notes (VRDNs). Because VRDN coupons reset daily or weekly, the fund's yield continued to rise in line with the market. VRDNs were also relatively cheap because a lot of new supply flowed into the market nationwide. Even though there was not a lot of new supply in Massachusetts, the Commonwealth's VRDNs benefited from the national trend toward higher yields.

A stable economy for Massachusetts

Although its debt is among the highest in the nation, Massachusetts' finances have stabilized. A combination of revenue growth and spending restraint helped boost reserve balances and eliminated the need for non-recurring measures. Modest employment growth has helped offset the severe decline in employment that occurred during the last recession. In particular, Massachusetts' health care and education industries remain a source of stability and have helped offset the impact of recent layoffs in financial services and manufacturing.

Eyes on the Fed

The fund remains positioned for higher short-term rates. However, after 16 rate hikes, which have brought the federal funds rate from 1.0% to 5.0%, we believe that the Fed is closer to the end of its current cycle than it was a year ago. In that regard, we will continue to watch the Fed for signs that it is ready for a shift in policy. At that point we would reconsider our current strategy and could reposition the fund.

Kelly Mainelli has managed Columbia Massachusetts Municipal Reserves since November 2005, and has been with the advisor or its predecessors or affiliate organizations since 2002.

*The outlook for this fund may differ from that presented for other Columbia Funds mutual funds and portfolios.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustments for the effect of sales loads.

Columbia Massachusetts
Municipal Reserves

(formerly Galaxy Massachusetts Municipal Money Market Fund)

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs and ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

•  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

•  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual". Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

12/01/05-05/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Retail A Shares	1,000.00	1,000.00	1,014.66	1,023.54	1.41	1.41	0.28
G-Trust Shares	1,000.00	1,000.00	1,015.06	1,023.93	1.00	1.01	0.20

Had the investment advisor and/or administrator not waived or reimbursed a portion of the expenses, total return would have been reduced.

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing costs of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

Columbia Connecticut Municipal Reserves

Investment Portfolio  May 31, 2006

Par ($)		Value ($)
	Municipal Bonds — 95.6%
	Alabama — 0.7%
680,000	AL Birmingham Public Educational Building Authority, CHF-Birmingham LLC, Series 2000 A, LOC: Wachovia Bank N.A. 3.470% 06/01/30(a)	680,000
		680,000
	Connecticut — 73.1%
2,500,000	CT ABN AMRO Munitops Certificates Trust, Series 2005, SPA: ABN AMRO Bank N.V 3.500% 07/01/13(a)	2,500,000
	CT Development Authority:
4,700,000	Health Care Revenue, Independent Living Program, Series 1990, LOC: JPMorgan Chase Bank 3.210% 07/01/15(a)	4,700,000
3,900,000	Industrial Development Revenue, Series 1984, LOC: Wachovia Bank N.A. 3.260% 12/01/14(a)	3,900,000
1,800,000	Pierce Memorial Baptists Home, Inc., Series 1999, LOC: LaSalle National Bank 3.180% 10/01/28(a)	1,800,000
2,600,000	Pollution Control Revenue, Central Vermont Public Service, Series 1985, LOC: Citizens Bank N.A. 3.810% 12/01/15(a)	2,600,000
2,555,000	Solid Waste Program, Rand- Whitney Containerboard LP, Series 1993, AMT, LOC: Bank of Montreal 3.260% 08/01/23(a)	2,555,000
	Water Facility Revenue:
1,250,000	Series 2004 A, AMT, LOC: Citizens Bank of Rhode Island 3.260% 07/01/28(a)	1,250,000
1,125,000	Series 2004 B, LOC: Citizens Bank of Rhode Island 3.220% 09/01/28(a)	1,125,000
	CT Health & Educational Facilities Authority:
6,705,000	Hospital of St. Raphael, Series 2004 M, LOC: KBC Bank N.V 3.170% 07/01/24(a)	6,705,000
3,375,000	Series 2004, Insured: FGIC, SPA: Merrill Lynch Capital Services, GTY AGMT: Merrill Lynch & Co. 3.450% 08/12/19(a)(b)	3,375,000
4,000,000	Taft School, Series 2000 E, SPA: Wachovia Bank N.A. 3.230% 07/01/30(a)	4,000,000

Par ($)		Value ($)
	Connecticut — (continued)
4,000,000	University of Hartford, Series 2004 F, LOC: Citizens Bank of Rhode Island 3.480% 07/01/34(a)	4,000,000
5,000,000	Yale University, Series 1999 U2, 3.100% 07/01/33(a)	4,999,500
	CT Housing Finance Authority:
1,300,000	Series 2002 D-1, Insured: AMBAC, SPA: FHLB 3.420% 11/15/23(a)	1,300,000
	Series 2005, AMT:
185,000	LIQ FAC: Landesbank Hessen- Thuringen, GIC: Rabobank International 3.520% 11/15/09(a)	185,000
9,000,000	LIQ FAC: Lehman Liquidity 3.360% 11/15/29(a)	9,000,000
595,000	Series 2006 A-2, AMT, Insured: AMBAC, SPA: DEPFA Bank PLC 3.500% 05/15/36(a)	595,000
555,000	Series 2006 B-2, AMT, Insured: AMBAC, SPA: DEPFA Bank PLC 3.480% 11/15/38(a)	555,000
900,000	CT New Canaan Housing Authority, Northwestern Connecticut YMCA, Series 2001, LOC: First Union National Bank 3.460% 08/01/31(a)	900,000
1,905,000	CT New Haven 3.640% 09/13/06	1,905,000
2,000,000	CT Regional School District No. 005 Series 2005, 4.500% 11/29/06	2,012,004
	CT Special Tax Obligation Revenue:
1,580,000	Series 2000-1, Insured: FGIC, SPA: Dexia Public Finance Bank 3.280% 09/01/20(a)	1,580,000
5,545,000	Series 2003-2, Insured: AMBAC 3.280% 02/01/22(a)	5,545,000
2,585,000	CT State, Series 2005 C, 3.000% 06/01/06	2,585,000
3,100,000	CT University, Series 2004, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.490% 01/15/11(a)	3,100,000
		72,771,504
	New York — 5.5%
5,490,000	NY New York City Housing Development Corp., RBNB Wall Street Owner LLC, Series 2005 A, LOC: Landesbank Hessen-Thuringen 3.180% 12/01/36(a)	5,490,000
		5,490,000

See Accompanying Notes to Financial Statements.

Columbia Connecticut Municipal Reserves

Investment Portfolio (continued)  May 31, 2006

Par ($)		Value ($)
	Puerto Rico – 16.3%
	PR Commonwealth of Puerto Rico Electric Power Authority:
3,000,000	Series 2002-1, Insured: MBIA, LIQ FAC: Bank of New York 3.480% 07/01/20(a)	3,000,000
1,775,000	Series 2005-681, Insured: FGIC, LIQ FAC: JPMorgan Chase Bank 3.460% 07/01/12(a)	1,775,000
1,200,000	PR Commonwealth of Puerto Rico Highway & Transportation Authority, Series 2006-219, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.400% 07/01/18(a)(b)	1,200,000
2,975,000	PR Commonwealth of Puerto Rico Infrastructure Financing Authority, Series 2005 Z-6, Insured: FGIC, LIQ FAC: Goldman Sachs 3.540% 06/26/37(a)	2,975,000
475,000	PR Commonwealth of Puerto Rico Public Finance Corp., Series 2003-363, Insured: AMBAC, LIQ FAC: JPMorgan Chase Bank 3.460% 12/01/19(a)	475,000
	PR Commonwealth of Puerto Rico:
2,000,000	Series 2000-620, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.460% 01/01/13(a)	2,000,000
4,775,000	Series 2001, Insured: FSA, LIQ FAC: Bank of New York 3.480% 07/01/27(a)	4,775,000
		16,200,000

Total Municipal Bonds (cost of $95,141,504)		95,141,504
Total investments (cost of $95,141,504)(c)	95.6%	95,141,504
Other assets & liabilities, net	4.4%	4,402,825
Net assets	100.0%	$99,544,329

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2006.

(b)  Illiquid security.

(c)  Cost for federal income tax purposes is $95,141,504.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHLB	Federal Home Loan Bank

FSA	Financial Security Assurance, Inc.

GIC	Guaranteed Investment Contract

GTY AGMT	Guaranty Agreement

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Municipal Reserves

Investment Portfolio  May 31, 2006

Par ($)		Value ($)
	Municipal Bonds — 96.3%
	Alabama — 0.7%
1,525,000	AL Birmingham Public Educational Building Authority, CHF-Birmingham LLC, Series 2000 A, LOC: Wachovia Bank N.A. 3.470% 06/01/30(a)	1,525,000
		1,525,000
	Illinois — 1.9%
3,925,000	IL Health Facilities Authority, University of Chicago Hospital, Series 1994, Insured: MBIA, SPA: JPMorgan Chase Bank 3.550% 08/15/26(a)	3,925,000
		3,925,000
	Massachusetts — 91.8%
6,700,000	MA Boston Water & Sewer Commission, Series 1994 A, LOC: State Street Bank & Trust Co. 3.410% 11/01/24(a)	6,700,000
	MA Development Finance Agency:
4,000,000	3.620% 08/09/06	4,000,000
4,000,000	Belmont Day School, Inc., Series 2001, LOC: Sovereign Bank FSB, LOC: PNC Bank N.A. 3.500% 07/01/31(a)	4,000,000
3,000,000	Boston College High School, Series 2003, LOC: Citizens Bank of Massachusetts 3.260% 08/01/33(a)	3,000,000
4,150,000	Dexter School, Series 2000, Insured: MBIA, SPA: First Union National Bank 3.500% 05/01/31(a)	4,150,000
2,400,000	Elderhostel, Inc., Series 2000, LOC: Citizens Bank of Massachusetts, LOC: Royal Bank of Scotland 3.470% 08/01/30(a)	2,400,000
5,000,000	ISO New England, Inc., Series 2005, LOC: KeyBank N.A. 3.490% 02/01/32(a)	5,000,000
2,655,000	Mystic Valley Regional Charter School, Series 2005, LOC: Sovereign Bank FSB, LOC: Bank of Nova Scotia 3.470% 06/15/08(a)	2,655,000
4,560,000	Series 2004 A, AMT, LOC: PNC Bank N.A. 3.260% 12/01/37(a)	4,560,000

Par ($)		Value ($)
	Massachusetts — (continued)
4,700,000	Shady Hill School, Series 1998 A, LOC: Citizens Bank of Massachusetts 3.470% 10/01/28(a)	4,700,000
3,585,000	Various Bridgewell, Inc., Series 2005 A, LOC: KeyBank N.A. 3.490% 06/01/30(a)	3,585,000
2,000,000	Young Men's Christian Association of Greater Boston, Series 2004 B, LOC: Citizens Bank of Massachusetts 3.480% 12/31/07(a)	2,000,000
3,620,000	Young Men's Christian Association of Greater Worcester, Series 2001, LOC: Banknorth N.A., LOC: SunTrust Bank 3.260% 01/01/31(a)	3,620,000
5,590,000	Young Men's Christian Association of the North Shore, Series 2002, LOC: KeyBank N.A. 3.540% 11/01/22(a)	5,590,000
6,385,000	MA Eclipse Funding Trust, Series 2005, Insured: FSA, LIQ FAC: U.S. Bank Trust, N.A. 3.490% 08/15/24(a)	6,385,000
	MA Health & Educational Facilities Authority:
2,000,000	3.500% 08/02/06	2,000,000
6,300,000	Emmanuel College, Series 2003, LOC: Allied Irish Bank PLC, LOC: State Street Bank & Trust Co. 3.500% 07/01/33(a)	6,300,000
3,145,000	Harvard University, Series 1999 R, 3.470% 11/01/49(a)	3,145,000
	Partners Healthcare System, Inc.:
8,110,000	Series 2003 D-3, SPA: JPMorgan Chase Bank 3.500% 07/01/38(a)	8,110,000
1,700,000	Series 2003 D-4, SPA: Citibank N.A. 3.450% 07/01/38(a)	1,700,000
5,035,000	Series 2006, LOC: Allied Irish Bank PLC 3.470% 05/01/36(a)	5,035,000
	MA Housing Finance Agency:
4,700,000	Series 2005 R-421, AMT, Insured: FSA, LIQ FAC: Citibank N.A. 3.540% 07/01/22(a)	4,700,000

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Municipal Reserves

Investment Portfolio (continued)  May 31, 2006

Par ($)		Value ($)
	Massachusetts — (continued)
1,500,000	Series 2005, AMT, Insured: FSA, SPA: Merrill Lynch Capital Services 3.500% 07/01/25(a)	1,500,000
1,500,000	Series 2006 A, AMT, Insured: FSA, SPA: DEPFA Bank PLC 3.200% 07/01/16(a)	1,500,000
	MA Industrial Finance Agency:
4,700,000	Buckingham Browne & Nichols School, Series 1997, LOC: State Street Bank & Trust Co. 3.470% 05/01/27(a)	4,700,000
2,900,000	Governor Dummer Academy, Series 1996, LOC: Citizens Bank of Massachusetts 3.500% 07/01/26(a)	2,900,000
1,700,000	Series 1996, AMT, LOC: Citizens Bank of Massachusetts 3.570% 05/01/16(a)	1,700,000
	MA Massachusetts Bay Transportation Authority,
	Sales Tax Revenue:
3,980,000	Series 2004 B-04, SPA: Wachovia Bank N.A. 3.260% 07/01/21(a)	3,980,000
4,000,000	Series 2005, LIQ FAC: Lehman Liquidity Co. 3.310% 07/01/31(a)	4,000,000
2,500,000	MA Port Authority, Series 2005, AMT, Insured: AMBAC, LIQ FAC: Citibank N.A. 3.570% 01/01/22(a)	2,500,000
	MA Roaring Fork Municipal Products LLC:
1,970,000	Series 2003 A, Insured: MBIA, SPA: Bank of New York 3.510% 11/01/17(a)	1,970,000
5,185,000	Series 2005-7 A, Insured: AMBAC, SPA: Bank of New York 3.510% 07/01/27(a)	5,185,000
1,000,000	MA School Building Authority, Sales Tax Revenue, Series 2005 A, Insured: FSA, LIQ FAC: Citibank N.A. 3.510% 08/15/30(a)	1,000,000
1,675,000	MA Shrewsbury, Series 2005, 4.500% 11/22/06	1,684,664

Par ($)		Value ($)
	Massachusetts — (continued)
6,165,000	MA Special Obligation, Dedicated Tax Revenue, Series 2004, Insured: FGIC, SPA: Merrill Lynch Capital Services 3.490% 01/01/12(a)	6,165,000
	MA State:
6,700,000	3.560% 09/06/06	6,700,000
10,145,000	Series 1997 B, SPA: Landesbank Hessen- Thuringen 3.500% 08/01/15(a)	10,145,000
5,320,000	Series 2001 B, SPA: Landesbank Hessen- Thuringen 3.520% 01/01/21(a)	5,320,000
495,000	Series 2001 C, SPA: State Street Bank & Trust Co. 3.520% 01/01/21(a)	495,000
3,535,000	Series 2004, SPA: Dexia Credit Local 3.680% 08/01/16(a)(b)	3,535,000
3,245,000	Series 2004-449, Insured: AMBAC, LIQ FAC: JPMorgan Chase Bank 3.500% 02/01/18(a)	3,245,000
	MA University Building Authority Facilities Revenue:
4,130,000	Series 2004, Insured: MBIA, SPA: Merrill Lynch Capital Services 3.490% 05/01/12(a)	4,130,000
4,100,000	Series 2006, Insured: AMBAC, SPA: DEPFA Bank PLC 3.230% 11/01/34(a)	4,100,000
	MA Water Resources Authority:
5,500,000	3.600% 08/03/06	5,500,000
1,550,000	Series 1999 B, LOC: Landesbank Hessen- Thuringen 3.120% 08/01/28(a)	1,550,000
3,235,000	Series 2001 A, Insured: FGIC, SPA: Bayerische Landesbank 3.210% 08/01/23(a)	3,235,000
7,500,000	Series 2001 B, Insured: FGIC, SPA: Bayerische Landesbank 3.220% 08/01/31(a)	7,500,000
4,807,000	MA Winchester, Series 2005, 3.750% 07/03/06	4,811,305
		192,385,969

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Municipal Reserves

Investment Portfolio (continued)  May 31, 2006

Par ($)		Value ($)
	Puerto Rico — 1.9%
3,000,000	PR Commonwealth of Puerto Rico Highway & Transportation Authority, Series 2006-219, Insured: AMBAC, SPA: Merrill Lynch Capital Services 3.400% 07/01/18(a)(b)	3,000,000
1,000,000	PR Commonwealth of Puerto Rico Public Finance Corp., Series 2003-363, Insured: AMBAC, LIQ FAC: JPMorgan Chase Bank 3.460% 12/01/19(a)	1,000,000
		4,000,000

Total Municipal Bonds (cost of $201,835,969)		201,835,969
Total investments (Cost of $201,835,969)(c)	96.3%	201,835,969
Other assets & liabilities, net	3.7%	7,786,953
Net assets	100.0%	$209,622,922

Notes to Investment Portfolio:

(a)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2006.

(b)  Illiquid security.

(c)  Cost for federal income tax purposes is $201,835,969.

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

LIQ FAC	Liquidity Facility

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Repurchase Agreement

See Accompanying Notes to Financial Statements.

Statements of assets and liabilities  May 31, 2006

	Columbia Connecticut Municipal Reserves($)(a)	Columbia Massachusetts Municipal Reserves($)(a)
Assets:
Investments, at cost	95,141,504	201,835,969
Investments, at value	95,141,504	201,835,969
Cash	2,678	4,913
Receivable for:
Investments sold	4,006,857	7,000,610
Fund shares sold	—	750
Interest	621,119	1,270,077
Deferred Trustees' compensation plan	23,433	32,489
Expense reimbursement or waiver due from Investment Advisor and/or Administrator	50,734	33,125
Total assets	99,846,325	210,177,933
Liabilities:
Payable for:
Distributions	218,036	436,661
Investment advisory fee	10,577	21,591
Administration fee	2,855	10,654
Transfer agent fee	1,003	1,155
Pricing and bookkeeping fees	6,098	7,577
Trustees' fees	6,961	6,960
Audit fees	24,000	24,000
Shareholder services fees — Retail A Shares	2,233	6,884
Custody fee	1,039	465
Chief compliance officer expenses	695	779
Deferred Trustees' fees	23,433	32,489
Other liabilities	5,066	5,796
Total liabilities	301,996	555,011
Net assets	99,544,329	209,622,922
Net assets consist of:
Paid-in capital	99,556,958	209,588,213
Undistributed (Overdistributed) net investment income	(5,391)	34,709
Accumulated net realized gain (loss)	(7,238)	—
Net assets	99,544,329	209,622,922
Retail A Shares:
Net assets	24,969,771	56,919,146
Shares outstanding	24,977,204	56,882,393
Net asset value and offering price per share	1.00	1.00
G-Trust Shares:
Net assets	74,574,558	152,703,776
Shares outstanding	74,579,755	152,705,821
Net asset value and offering price per share	1.00	1.00

(a) Effective November 23, 2005, Trust Shares were redesignated as G-Trust Shares.

See Accompanying Notes to Financial Statements.

Statements of operations

For the year ended May 31, 2006

	Columbia Connecticut Municipal Reserves($)(a)	Columbia Massachusetts Municipal Reserves($)(a)
Net investment income:
Income:
Interest	3,105,505	5,216,457
Dividends	13,557	19,942
Total income	3,119,062	5,236,399
Expenses:
Investment advisory fee	295,558	476,576
Administration fee	53,387	109,117
Shareholder services fee — Retail A Shares	23,101	32,895
Transfer agent fee:
Retail A Shares	4,369	5,775
G-Trust Shares	2,246	1,766
Pricing and bookkeeping fees	63,247	69,375
Trustees' fees	13,309	14,761
Custody fee	10,533	9,498
Registration fee	44,278	18,786
Chief compliance officer expenses	4,566	5,041
Other expenses	60,240	65,990
Total expenses	574,834	809,580
Fees waived/reimbursed by Investment Advisor and/or Administrator	(143,832)	(145,404)
Fees reimbursed by Investment Advisor:
Retail A Shares	(2,692)	—
G-Trust Shares	(18)	(18)
Custody earnings credit	(1,110)	(1,298)
Net expenses	427,182	662,860
Net Investment Income	2,691,880	4,573,539
Net realized gain (loss) on investments	(6,799)	1,440
Net increase resulting from operations	2,685,081	4,574,979

(a) Effective November 23, 2005, Trust Shares were redesignated as G-Trust Shares.

See Accompanying Notes to Financial Statements.

Statements of changes in net assets  May 31, 2006

	Columbia Connecticut Municipal Reserves		Columbia Massachusetts Municipal Reserves
	Year Ended May 31,		Year Ended May 31,
Increase (Decrease) in Net Assets:	2006($)(a)	2005($)	2006($)(a)	2005($)
Operations
Net investment income	2,691,880	2,026,485	4,573,539	3,101,671
Net realized gain (loss) on investments	(6,799)	(439)	1,440	—
Net increase resulting from operations	2,685,081	2,026,046	4,574,979	3,101,671
Distributions Declared to Shareholders
From net investment income:
Retail A Shares	(609,782)	(1,319,025)	(1,263,717)	(1,927,207)
G-Trust Shares	(2,082,098)	(707,460)	(3,309,822)	(1,174,464)
Total Distributions Declared to Shareholders	(2,691,880)	(2,026,485)	(4,573,539)	(3,101,671)
Share Transactions
Retail A Shares
Subscriptions	62,920,996	332,186,241	160,430,856	796,096,340
Distributions reinvested	607,924	1,026,371	1,239,608	1,485,293
Redemptions	(51,608,996)	(558,278,862)	(143,340,692)	(1,042,817,641)
Net Increase (Decrease)	11,919,924	(225,066,250)	18,329,772	(245,236,008)
G-Trust Shares
Subscriptions	128,829,038	150,640,742	317,744,452	307,430,061
Distributions reinvested	—	67	—	23
Redemptions	(148,708,586)	(56,191,519)	(291,640,135)	(181,740,198)
Net Increase (Decrease)	(19,879,548)	94,449,290	26,104,317	125,689,886
Net Capital Share Transactions	(7,959,624)	(130,616,960)	44,434,089	(119,546,122)
Total Increase (Decrease) in Net Assets	(7,966,423)	(130,617,399)	44,435,529	(119,546,122)
Net Assets
Beginning of period	107,510,752	238,128,151	165,187,393	284,733,515
End of period	99,544,329	107,510,752	209,622,922	165,187,393
Undistributed (Overdistributed) net investment income at end of period	(5,391)	(5,392)	34,709	33,269
Changes in Shares
Retail A Shares
Subscriptions	62,920,180	332,186,241	160,381,126	796,096,340
Distributions reinvested	607,924	1,026,371	1,239,608	1,485,293
Redemptions	(51,608,996)	(558,278,862)	(143,340,692)	(1,042,817,641)
Net Increase (Decrease)	11,919,108	(225,066,250)	18,280,042	(245,236,008)
G-Trust Shares
Subscriptions	128,829,038	150,640,742	317,744,342	307,430,061
Distributions reinvested	—	67	—	23
Redemptions	(148,708,586)	(56,191,519)	(291,640,165)	(181,740,198)
Net Increase (Decrease)	(19,879,548)	94,449,290	26,104,277	125,689,886

(a) Effective November 23, 2005, Trust Shares were redesignated as G-Trust Shares.

See Accompanying Notes to Financial Statements.

Columbia Connecticut Municipal Reserves

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

Retail A Shares	Year Ended 5/31/2006(a)		Year Ended 5/31/2005	Year Ended 5/31/2004	Period Ended 5/31/2003(b)		Year Ended 10/31/2002		Year Ended 10/31/2001
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.024	(c)	0.010	0.004	0.004		0.009		0.024
Less distributions declared to shareholders:
From net investment income	(0.024)		(0.010)	(0.004)	(0.004)		(0.009)		(0.024)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00		$1.00
Total return(d)(e)	2.43%		1.03%	0.37%	0.37	%(f)	0.88%		2.39%
Ratios to average net assets/ supplemental data:
Expenses	0.46	%(g)	0.64%	0.63%	0.63	%(h)	0.62%		0.62%
Net investment income	2.41	%(g)	0.96%	0.37%	0.64	%(h)	0.87%		2.36%
Waiver/reimbursement	0.14%		0.03%	0.01%	—	%(h)(i)	—	%(i)	—	%(i)
Net assets, end of period (000's)	$24,970		$13,051	$238,118	$269,559		$298,769		$273,925

(a)  On November 18, 2005, Galaxy Connecticut Municipal Money Market Fund was reorganized into Columbia Connecticut Municipal Reserves.

(b)  The Fund changed its fiscal year end from October 31 to May 31.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credit had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Columbia Connecticut Municipal Reserves

Financial highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

G-Trust Shares	Year Ended 5/31/2006(a)(b)		Year Ended 5/31/2005		Period Ended 5/31/2004(c)
Net asset value, beginning of period	$1.00		$1.00		$1.00
Income from investment operations:
Net investment income	0.025	(d)	0.011		0.001
Less distributions declared to shareholders:
From net investment income	(0.025)		(0.011)		(0.001)
Net asset value, end of period	$1.00		$1.00		$1.00
Total return(e)(f)	2.52%		1.13%		0.13	%(g)
Ratios to average net assets/supplemental data:
Expenses	0.37	%(h)	0.55%		0.53	%(i)
Net investment income	2.48	%(h)	1.05%		0.48	%(i)
Waiver/reimbursement	0.13%		—	%(j)	0.70	%(i)
Net assets, end of period (000's)	$74,575		$94,459		$10

(a)  Effective on November 23, 2005, Trust Shares were redesignated as G-Trust Shares.

(b)  On November 18, 2005, the Galaxy Connecticut Municipal Money Market Fund was reorganized into Columbia Connecticut Municipal Reserves.

(c)  G-Trust Shares were initially offered on March 1, 2004. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Municipal Reserves

Financial highlights

Selected data for a share outstanding throughout each period is as follows:

Retail A Shares	Year Ended 5/31/2006(a)		Year Ended 5/31/2005	Year Ended 5/31/2004	Period Ended 5/31/2003(b)		Year Ended 10/31/2002	Year Ended 10/31/2001
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	0.024	(c)	0.011	0.004	0.004		0.010	0.026
Less distributions declared to shareholders:
From net investment income	(0.024)		(0.011)	(0.004)	(0.004)		(0.010)	(0.026)
Net asset value, end of period	$1.00		$1.00	$1.00	$1.00		$1.00	$1.00
Total return(d)(e)	2.47%		1.11%	0.42%	0.39	%(f)	1.02%	2.59%
Ratios to average net assets/ supplemental data:
Expenses	0.42	%(g)	0.60%	0.59%	0.58	%(h)	0.57%	0.59%
Net investment income	2.48	%(g)	1.04%	0.42%	0.67	%(h)	1.01%	2.55%
Waiver/reimbursement	0.08%		0.02%	0.01%	—	%(h)(i)	0.01%	—	%(i)
Net assets, end of period (000's)	$56,919		$38,586	$283,822	$411,600		$447,525	$521,739

(a)  On November 18, 2005, Galaxy Massachusetts Municipal Money Market Fund was reorganized into Columbia Massachusetts Municipal Reserves.

(b)  The Fund changed its fiscal year end from October 31 to May 31.

(c)  Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credit had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Columbia Massachusetts Municipal Reserves

Financial highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

G-Trust Shares	Year Ended 5/31/2006(a)(b)		Year Ended 5/31/2005	Period Ended 5/31/2004(c)
Net asset value, beginning of period	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	0.025	(d)	0.012	0.001
Less distributions declared to shareholders:
From net investment income	(0.025)		(0.012)	(0.001)
Net asset value, end of period	$1.00		$1.00	$1.00
Total return(e)(f)	2.54%		1.19%	0.14	%(g)
Ratios to average net assets/supplemental data:
Expenses	0.34	%(h)	0.52%	0.51	%(i)
Net investment income	2.54	%(h)	1.12%	0.50	%(i)
Waiver/reimbursement	0.08%		0.01%	0.01	%(i)
Net assets, end of period (000's)	$152,704		$126,602	$912

(a)  Effective on November 23, 2005, Trust Shares were redesignated as G-Trust Shares.

(b)  On November 18, 2005, the Galaxy Massachusetts Municipal Money Market Fund was reorganized into Columbia Massachusetts Municipal Reserves.

(c)  G-Trust Shares were initially offered on March 1, 2004. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using average shares outstanding during the period.

(e)  Total return at net asset value assuming all distributions reinvested.

(f)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

Notes to financial statements  May 31, 2006

Note 1.  Organization

Columbia Funds Series Trust (the "Trust") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves (individually referred to as a "Fund", collectively referred to as the "Funds").

Effective November 23, 2005, Galaxy Connecticut Municipal Money Market Fund and Galaxy Massachusetts Municipal Money Market Fund were reorganized as Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves, respectively, each as a series of Columbia Funds Series Trust. Prior to November 23, 2005, each Fund was a series of The Galaxy Fund ("Galaxy"), a Massachusetts business trust.

Investment goals: Columbia Connecticut Municipal Reserves seeks to provide current income exempt from federal income tax and the Connecticut state income tax on individuals, trusts and estates. Columbia Massachusetts Municipal Reserves seeks to provide current income exempt from federal income tax and the income tax imposed by the Commonwealth of Massachusetts. Both Funds seek relative stability of principal and liquidity.

Fund shares: Each Fund may issue an unlimited number of shares and offers two series of shares: Retail A Shares and G-Trust Shares. Both series of shares are offered continuously at net asset value. Each series has its own expense structure. Effective November 23, 2005, the Trust Shares of the Funds were redesignated as G-Trust Shares. Retail A Shares are only available to existing shareholders of Retail A Shares.

Note 2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security valuation: Securities in the Funds are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

Security transactions: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income recognition: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Dividend income is recorded on the ex-date.

Expenses: General expenses of the Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged directly to such Fund or class.

Determination of class net asset values: All income, expenses (other than class-specific expenses, as shown on the Statements of operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal income tax status: Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar

Notes to financial statements (continued)  May 31, 2006

year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Indemnification: In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the Trustees and Officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be minimal.

Distributions to shareholders: Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually after the fiscal year in which the capital gains were earned or more frequently to seek to maintain a net asset value of $1.00 per share, unless offset by any available capital loss carryforward. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from GAAP.

Note 3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to a Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for distribution reclassifications and non-deductible tax expenses were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain/Loss	Paid-In Capital
Columbia Connecticut Municipal Reserves	$1	$–	$(1)
Columbia Massachusetts Municipal Reserves	1,440	(1,440)	–

Net investment income and net realized gains (losses), as disclosed on the Statements of operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended May 31, 2006 and May 31, 2005 was as follows:

	May 31, 2006		May 31, 2005
	Tax-Exempt Income	Long-Term Capital Gains	Tax-Exempt Income	Long-Term Capital Gains
Columbia Connecticut Municipal Reserves	$2,691,880	$–	$2,026,485	$–
Columbia Massachusetts Municipal Reserves	4,572,099	1,440	3,101,671	–

As of May 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income
Columbia Connecticut Municipal Reserves	$226,053	$–
Columbia Massachusetts Municipal Reserves	490,967	–

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2006, post-October capital losses of $7,239 and $0 attributed to security transactions were deferred to June 1, 2006 for Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves, respectively.

Notes to financial statements (continued)  May 31, 2006

Note 4.  Fees and Compensation Paid to Affiliates

Investment advisory fee: Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Columbia receives a monthly investment advisory fee at the annual rate of 0.15% of the average net assets of each Fund.

Prior to November 23, 2005, Columbia was entitled to receive a monthly investment advisory fee from each Fund at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $750 million	0.40%
Over $750 million	0.35%

For the year ended May 31, 2006, the effective investment advisory fee rates for Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves were 0.27% and 0.26%, respectively.

Administration fee: Columbia provides administrative and other services to the Funds. Under the administration agreement, Columbia is entitled to receive an administration fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets less the fees payable by the Funds under the pricing and bookkeeping agreement (described below).

Prior to November 23, 2005, Columbia was entitled to receive a monthly administration fee from each Fund based on the combined average daily net assets of the Funds and the other funds offered by Galaxy at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $30 billion	0.067%
Over $30 billion	0.050%

Prior to November 17, 2005, Columbia delegated certain administrative functions to PFPC Inc. ("PFPC"), a member of PNC Financial Services Group. Columbia paid a portion of the administration fees it received to PFPC as the sub-administrator to the Trust.

For the year ended May 31, 2006, the effective administration fee rates for Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves were 0.084% and 0.085%, respectively.

Pricing and bookkeeping fees: Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Funds, Columbia receives from each Fund an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, shall not exceed $140,000 (exclusive of out-of-pocket expenses and charges).

The Funds also reimburse Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing each Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

Notes to financial statements (continued)  May 31, 2006

Prior to November 17, 2005, Columbia delegated its pricing and bookkeeping functions to PFPC and paid the total fees it received from the Funds to PFPC as the sub-pricing and bookkeeping agent. Columbia also reimbursed PFPC for out-of-pocket expenses and charges. Under its pricing and bookkeeping agreement with the Funds, Columbia received an annual fee based on the average daily net assets of each Fund and an additional annual fee of $10,000 due to the multiple class structure. The annual pricing and bookkeeping rates were as follows:

Average Daily Net Assets	Annual Fee Rate
Under $50 million	$25,000
Over $50 million but less than $200 million	35,000
Over $200 million but less than $500 million	50,000
Over $500 million but less than $1 billion	85,000
Over $1 billion	125,000

For the year ended May 31, 2006, the annualized effective pricing and bookkeeping fee rates for Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves, inclusive of out-of-pocket expenses, were 0.023% and 0.013%, respectively.

Transfer agent fee: Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 for the period November 24, 2005 through March 31, 2006. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period June 13, 2005 through November 23, 2005, the Transfer Agent was entitled to receive a fee, paid monthly, at the annual rate of $20.00 per open account from each share class of the Funds. The Transfer Agent also received reimbursement for certain out-of-pocket expenses.

Prior to June 13, 2005, PFPC provided shareholder services to the Funds. Retail A Shares and G-Trust Shares of each Fund paid class-specific transfer agent charges based upon the number of shareholder accounts for each series, subject to a minimum fee of $5,000 annually per Fund. PFPC also received reimbursement for certain out-of-pocket expenses.

For the year ended May 31, 2006, the effective transfer agent fee rates for the Funds, inclusive of out of pocket fees, were as follows:

	Annualized Effective Fee Rates
Fund	Retail A Shares	G-Trust Shares
Columbia Connecticut Municipal Reserves	0.017%	0.003%
Columbia Massachusetts Municipal Reserves	0.011%	0.001%

Shareholder service fees: Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the exclusive distributor of the Trust's shares.

The Trust has adopted a shareholder services plan (the "Services Plan") with respect to the Retail A Shares of the Funds. The Services Plan provides compensation to institutions which provide administrative and support services to their customers who beneficially own Retail A Shares. Payments by the Trust under the Services Plan are equal to the annual rates of 0.10% and 0.08% for Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves, respectively.

Notes to financial statements (continued)  May 31, 2006

Prior to November 23, 2005, payments by the Trust under the Services Plan could not exceed an annual rate of 0.25% of the average daily net assets of the outstanding Retail A Shares of each Fund. The Trust limited payments under the Services Plan to an aggregate annual rate not to exceed 0.10% of the average daily net assets of the outstanding Retail A Shares of each Fund.

Expense limits and fee reimbursements: Columbia has contractually agreed to waive fees and/or reimburse expenses through November 23, 2006 to the extent that total expenses (excluding interest expense and shareholder servicing fees) exceed the annual rate of 0.20% of each Fund's average daily net assets.

Prior to November 23, 2005, Columbia waived fees and/or reimbursed the Funds to the extent that total expenses exceeded the following percentages of average daily net assets:

Fund	Retail A shares	G-Trust shares
Columbia Connecticut Municipal Reserves	0.64%	0.55%
Columbia Massachusetts Municipal Reserves	0.60%	0.52%

Custody credits: Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. Each Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees paid to Officers and Trustees: All officers of the Funds, with the exception of the Funds' Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expense for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a nonqualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Columbia Treasury Reserves, (formerly Nations Treasury Reserves) another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees" on the Statements of operations. The liability for the deferred compensation plan is included in "Trustees' fees" on the Statements of assets and liabilities.

In addition, the Funds assumed the assets and liabilities of the Galaxy deferred compensation plan. The Galaxy deferred compensation plan may be terminated at anytime. Obligations of the plan will be paid solely out of the Funds' assets.

Other: Professional fees for the Funds include legal fees paid to Drinker Biddle & Reath LLP ("DB&R"). A partner of DB&R served as an officer of the Trust until November 23, 2005. For the period ended November 23, 2005, the Funds incurred legal fees from DB&R as follows:

Fund	Fees
Columbia Connecticut Municipal Reserves	$6,090
Columbia Massachusetts Municipal Reserves	4,019

Note 5.  Shares of Beneficial Interest

As of May 31, 2006, the Funds had shareholders whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Connecticut Municipal Reserves	1	74.9%
Columbia Massachusetts Municipal Reserves	1	72.9

Notes to financial statements (continued)  May 31, 2006

As of May 31, 2006, the Funds also had other shareholders that held greater than 5% of the shares outstanding over which Bank of America and/or its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Fund	Number of Shareholders	% of Shares Outstanding Held
Columbia Connecticut Municipal Reserves	2	22.7%
Columbia Massachusetts Municipal Reserves	1	25.4

Note 6.  Disclosure of Significant Risks and Contingencies

Columbia Connecticut Municipal Reserves and Columbia Massachusetts Municipal Reserves invest primarily in debt obligations issued, respectively, by the State of Connecticut and the Commonwealth of Massachusetts, and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

The Funds each hold certain investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default, or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investor Services Inc. At May 31, 2006, investments supported by private issuers that represent greater than 5% of the total investments of the Fund are as follows:

Columbia Connecticut Municipal Reserves
Financial Guaranty Insurance Co.	10.2%
Ambac Assurance Corp.	10.2
Wachovia Bank N.A.	9.0
MBIA Insurance Corp.	8.1
KBC Bank N.V.	7.1
Citizens Bank of Rhode Island	6.7
Landesbank Hessen-Thuringen	5.8
Financial Security Assurance, Inc.	5.0
Columbia Massachusetts Municipal Reserves
Financial Guaranty Insurance Co.	9.1%
Citizens Bank of Massachusetts	9.0
Financial Security Assurance, Inc.	8.1
Keybank N.A.	7.6
MBIA Insurance Corp.	7.6
State Street Bank & Trust Co.	6.1
Allied Irish Bank PLC	6.1

Legal proceedings:

On February 9, 2005, Banc of America Capital Management, LLC ("BACAP" now known as Columbia Management Advisors LLC) and BACAP Distributors, LLC ("BACAP Distributors" now known as Columbia Management Distributors, Inc.) entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP, BACAP Distributors, and their affiliate, Banc of America Securities, LLC ("BAS") agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP and BACAP Distributors, along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment

Notes to financial statements (continued)  May 31, 2006

advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. Consistent with the terms of the settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent trustees and have engaged a senior officer with a wide range of compliance and oversight responsibilities.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation: In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action.

On February 25, 2005, BAC and other defendants filed motions to dismiss the claims in the pending cases.

On December 15, 2005, BAC and others entered into a Stipulation of Settlement of the direct and derivative claims brought on behalf of the Nations Funds shareholders. Among other contingencies, the settlement is contingent upon a minimum threshold amount being received by the Nations Fund shareholders and/or the Nations Funds mutual funds from the previously established regulatory settlement fund. The settlement is subject to court approval. If the settlement is approved, BAC would pay settlement administration costs and fees to plaintiffs' counsel as approved by the court. The stipulation has not yet been presented to the court for preliminary approval.

Separately, several related putative class actions have been filed against Nations Funds Trust, Columbia Funds Series Trust (as successor to Nations Funds Trust), the Bank of America Corporation and certain of its affiliates, and others in various federal courts relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts at the Bank of America, N.A. in the Funds. These suits allege various claims including state law claims for breach of fiduciary duty, breach of contract, and unjust enrichment and violations of federal securities laws. Two of the suits have been dismissed because the Court did not have subject matter jurisdiction and Nations Funds Trust expects to file a motion to dismiss the remaining suits as well.

Separately, a putative class action — Mehta v AIG Sun America Life Assurance Company — involving fair value pricing of mutual funds was filed in Illinois State Court, subsequently removed to federal court and then transferred to the United States District Court for the District of Maryland for coordinated or consolidated handling in the MDL. AIG SunAmerica Life Assurance Company has made demand upon Nations Separate Account Trust (as successor to Nations Annuity Trust) and BACAP (as successor to Banc of America Advisors, Inc.) for indemnification pursuant to the terms of a Fund Participation Agreement. The Mehta suit was dismissed on June 1, 2006. Subsequently, that dismissal was appealed to the United States Court of Appeals for the Fourth Circuit.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Columbia Funds Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Connecticut Municipal Reserves (formerly Galaxy Connecticut Municipal Money Market Fund) and Columbia Massachusetts Municipal Reserves (formerly Galaxy Massachusetts Municipal Money Market Fund) (constituting part of Columbia Funds Series Trust (formerly part of The Galaxy Fund), hereafter collectively referred to as the "Funds") at May 31, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 25, 2006

Tax information  (unaudited)

For the fiscal year ended May 31, 2006, Columbia Massachusetts Municipal Reserves designates long-term capital gains of $1,440.

Each Fund designates the maximum amount allowable as qualified interest income for non-U.S. shareholders, as provided in the American Jobs Creation Act of 2004.

For the fiscal year ended May 31, 2006, the following percentages of the distributions made from net investment income of the Funds are exempt for Federal income tax purposes. A portion of the income may be subject to the federal alternative minimum tax.

Fund	Federal Exempt Percentage
Columbia Connecticut Municipal Reserves	100.0%
Columbia Massachusetts Municipal Reserves	100.0%

Fund goverance

Trustees

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex. All Trustees are not "interested" as such term is defined in the 1940 Act.

Name, address and age, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Edward J. Boudreau (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Managing Director, E.J. Boudreau & Associates (consulting), through present.

William P. Carmichael (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1999)	Trustee and Chairman of the Board; retired.

William A. Hawkins (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	President, Retail Banking- IndyMac Bancorp, Inc., from September 1999 to August 2003.

R. Glenn Hilliard (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2005)	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), from April 2003 through current; Chairman and Chief Executive Officer, ING Americas, from 1999 to April 2003; and Non-Executive Chairman, Conseco, Inc. (insurance), from September 2004 through current.

Minor M. Shaw (Born 1947) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2003)	President, Micco Corporation and Mickel Investment Group.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund goverance (continued)

Officers

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since May, 2004.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Vice President of the Advisor from (Month/Year) to (Month), 2002; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Municipal Reserves

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Municipal Reserves. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the funds use to determine how to vote proxies and a copy of the funds' voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc. member of NASD, SIFC, part of Columbia Management and an affiliate of Bank of America Corporation.

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Municipal Reserves   Annual Report, May 31, 2006

Columbia Management.

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

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Permit NO. 20

SHC-42/111415-0506 (07/06) 05/26637

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that William P. Carmichael qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended May 31, 2005 includes fees paid by the two series that were re-domiciled into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$48,000	$37,000

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$8,100	$6,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

During the fiscal years ended May 31, 2006 and May 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$4,200	$4,200

Tax Fees consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended May 31, 2006 and May 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$359,600	$93,500

These fees consist of an internal control review of the registrant’s transfer agent. In addition, fiscal year 2006 also includes an internal control examination of the registrant’s investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

                                                The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended May 31, 2006 and May 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$371,900	$104,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	July 27, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	July 27, 2006